SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

Amendment No. 1 to
FORM 8-K
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 14, 2007

CHINESE MANUFACTURERS ONLINE CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51884
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

115 Route 46 West, Suite B-12
Mountain Lakes, New Jersey 07046
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 299-9888
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	Previous Independent Auditors:

    (i) On November 14, 2007, Gately & Associates (“Gately”) was dismissed as independent auditor for the Company.  On November 14, 2007, the Company engaged Webb & Company, PA (“Webb”) as its principal independent accountant.  This decision to engage Webb was ratified by the majority approval of the Board of Directors of the Company.

    (ii) Other than the disclosure of uncertainty regarding the ability for Chinese Manufacturers Online to continue as a going concern which was included in Gately’s accountant’s report, management of the Company has not had any disagreements with Gately related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  For the two most recent fiscal years and any subsequent interim period through Gately’s termination on November 14, 2007, Gately disclosed the uncertainty regarding the ability of Chinese Manufacturers Online to continue as a going concern in its notes to the financial statements for Chinese Manufacturers Online filed in the Company’s Form 10-QSB filed on August 20, 2007.  There has been no other disagreements between the Company and Gately on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

    (iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants.

    (iv) In connection with its review of financial statements through November 14, 2007, other than the disclosure listed in subparagraph (ii), there have been no disagreements with Gately on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately would have caused them to make reference thereto in their report on the financial statements.

    (v) During the most recent audit period and the interim period subsequent to November 14, 2007 there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

    (vi) The Company requested that Gately furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)	New Independent Accountants:

(i) The Company engaged Webb & Company, PA (“Webb”) as its new independent auditors as of November 14, 2007.  Prior to such date, the Company, did not consult with Webb regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

NUMBER	EXHIBIT
16.1	Letter from Gately & Associates, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Chinese Manufacturers Online Corp.
By: /S/GUOYOU LIN
GUOYOU LIN
CEO
Dated: December 21, 2007